Exhibit 99.1

AMERICAN ACHIEVEMENT GROUP HOLDING CORP., AAC GROUP HOLDING

CORP. AND AMERICAN ACHIEVEMENT CORPORATION COMMENCE TENDER

OFFER AND CONSENT SOLICITATION

AUSTIN, TX, October 18, 2010 – American Achievement Group Holding Corp. (“Parent Holdings”), AAC Group Holding Corp. (“Intermediate Holdings”), and American Achievement Corporation (“AAC,” and together with Parent Holdings and Intermediate Holdings, the “Company”) each announced today that it has commenced a cash tender offer (together, the “Offer to Purchase”) to purchase any and all of (i) Parent Holdings’ $56,964,791 outstanding principal amount of its 12.75% Senior PIK Notes due October 2012 (CUSIP No. 02369BAB2, 02369BAA4 and 02369BAE6) (the “Parent Holdings Notes”), (ii) Intermediate Holdings’ $131,500,000 outstanding principal amount of its 10.25% Senior Discount Notes due October 2012 (CUSIP No. 000305AB8 and 000305AC6) (the “Intermediate Holdings Notes”), and (iii) AAC’s $150,000,000 outstanding principal amount of its 8.25% Senior Subordinated Notes due April 2012 (CUSIP No. 02369AAE8 and 02369AAF5) (the “AAC Notes,” and together with the Parent Holdings Notes and the Intermediate Holdings Notes, the “Notes”). In conjunction with the Offer to Purchase, Intermediate Holdings and AAC are soliciting (the “Consent Solicitation” and, together with the Offer to Purchase, the “Offer”) consents (the “Consents”) to certain proposed amendments (the “Proposed Amendments”) to (i) the indenture, dated as of November 16, 2004, under which the Intermediate Holdings Notes were issued (as amended and supplemented, the “Intermediate Holdings Indenture”), between Intermediate Holdings and U.S. Bank National Association, as trustee, and (ii) the indenture, dated as of March 25, 2004, under which the AAC Notes were issued (as amended and supplemented, the “AAC Indenture” and, together with the Intermediate Holdings Indenture, the “Indentures” and each an “Indenture”), between AAC and The Bank of New York Mellon Trust Company, N.A, as trustee, respectively.

The Offer is being made pursuant to an Offer to Purchase and Consent Solicitation Statement, dated as of October 18, 2010, and a related Consent and Letter of Transmittal, which more fully set forth the terms and conditions of the Offer.

The Offer will expire at 11:59 p.m., New York City time, on November 15, 2010, unless extended or earlier terminated (the “Expiration Time”). Subject to the terms of the Offer, holders of Notes who validly tender (and do not validly withdraw) such Notes on or prior to 5:00 p.m., New York City time, on October 29, 2010, unless extended or earlier terminated (the “Early Tender Time”), will receive total consideration equal to (i) in the case of Parent Holdings Notes validly tendered, $1,031.88 per $1,000.00 principal amount of such Notes, (ii) in the case of Intermediate Holdings Notes validly tendered, $1,003.75 per $1,000.00 principal amount of such Notes, and (iii) in the case of AAC Notes validly tendered, $1,002.50 per $1,000.00 principal amount of such Notes (each, the “Total Consideration”), which includes an early tender premium in the amount of $20.00 per $1,000.00 principal amount of the Notes (the “Early Tender and Consent Premium”). Holders who desire to receive the Total Consideration must validly tender (and not withdraw) their Notes on or prior to the Early Tender Time. Each holder of Intermediate Holdings Notes and AAC Notes that tenders Notes prior to the Early Tender Time is obligated to, and is deemed to, consent to the Proposed Amendments with respect to the entire principal amount of Notes tendered by such holder. Holders validly tendering their Notes after the Early Tender Time and on or prior to the Expiration Time will be eligible to receive only the tender offer consideration equal to the Total Consideration minus the Early Tender and Consent Premium. Any accrued or unpaid interest on the Notes will be paid in cash in addition to the

Total Consideration. Tendered Notes and delivered Consents may be withdrawn at any time prior to 5:00 p.m., New York City time, on October 29, 2010, but not thereafter. Validly withdrawn Notes may be re-tendered and validly revoked Consents may be re-delivered at any time on or prior to the Expiration Time.

Adoption of the Proposed Amendments for each Indenture requires that holders of at least a majority of the outstanding aggregate principal amount of the Intermediate Holdings Notes or the AAC Notes, as applicable, deliver a Consent pursuant to the Consent Solicitation (for each series of Notes, the “Requisite Consents”). Assuming that the Requisite Consents are received, the Company expects to enter into a supplemental indenture to each Indenture (each, a “Supplemental Indenture”) effecting the Proposed Amendments to such Indenture, and thereafter holders of Intermediate Holdings Notes and AAC Notes will no longer be entitled to the benefit of substantially all of the affirmative and restrictive covenants, certain repurchase rights and certain events of default and related provisions presently contained in each of the Indentures.

Parent Holdings, Intermediate Holdings and AAC intend to fund payment for the Notes purchased in the Offer with a combination of one or more of (i) the proceeds of a debt financing by the Company, which may include one or more series of notes and/or credit facilities and which may be secured or unsecured, and (ii) the issuance by Parent Holdings or any of its subsidiaries of new common or preferred stock and/or warrants to purchase common stock, resulting together in total proceeds sufficient to repay in full the Company’s obligations under its existing senior secured credit facility and to fund the Total Consideration in respect of all Notes (regardless of the actual amount tendered) and estimated fees and expenses relating to the Offer and the above transactions, in each case on terms and conditions satisfactory to the Company in its sole discretion (together, the “Refinancing”).

The Offer is subject to the satisfaction or waiver of certain conditions, including the consummation of the Refinancing on terms and conditions satisfactory to the Company in its sole discretion and, if applicable, the execution of the Supplemental Indentures. Additionally, the Company has reserved its right to withdraw any offering of securities pursuant to the Refinancing at any time and for any reason, including unfavorable market conditions.

Goldman, Sachs & Co. is acting as the dealer manager for the Offer. The depositary and information agent for the Offer is Global Bondholder Services Corporation. Questions regarding the Offer may be directed to Goldman, Sachs & Co. at (800) 828-3182 (toll free). Requests for copies of the Offer and Solicitation Statement and related documents may be directed to Global Bondholder Services Corporation at (866) 389-1500 (toll free) or (212) 430-3774 (banks and brokerage firms).

Any securities that may be sold pursuant to the proposed Refinancing are not expected to be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This announcement is not an offer to purchase or a solicitation of an offer to purchase with respect to any of the Notes nor is this an announcement of an offer or solicitation of an offer to sell new securities, including pursuant to the Refinancing. Any offering of securities with respect to the Refinancing will be made by AAC solely pursuant to a confidential offering memorandum or other offer materials. The Offer is made solely by means of the Offer and Solicitation Statement. The Offer does not constitute an offer to purchase any Notes in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such offer under applicable securities or “blue sky” or other laws. No dealer, salesperson or other person has been authorized to give any information or to make any representation not contained in the Offer and, if given or made, such information or representation may not be relied upon as having been authorized by the applicable purchasers or the dealer manager. None of the applicable purchasers, their respective boards of directors, the trustees, the information agent, the tender agent, the dealer manager or any of their respective affiliates makes any recommendation as to whether holders should tender, or refrain from tendering, or deliver, or refrain from delivering, a Consent with respect to, all or any portion of the principal amount of their Notes pursuant to the Offer.

About the Company:

Parent Holdings is the indirect parent company of Intermediate Holdings. Intermediate Holdings is the indirect parent company of AAC. AAC is a provider of products that forever mark the special moments of people’s lives. As the parent company of brands such as Balfour®, ArtCarved®, Keepsake® and Keystone®, AAC’s legacy is based upon the delivery of exceptional, innovative products, including class rings, yearbooks, graduation products and affinity jewelry through in-school and retail distribution.

Media Contact:

Anna Cordasco/Brooke Gordon/Jonathan Doorley

Sard Verbinnen & Co

(212) 687-8080

This press release contains certain forward-looking statements. Such forward-looking statements are subject to various risks and uncertainties that could cause the transaction not to be consummated. Neither the Company nor any of its affiliates or representatives undertakes any obligation to revise or publicly update these forward-looking statements, whether as a result of new information or otherwise.